TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Diversified Income Fund
(the “Target Fund”)

Supplement dated November 25, 2020 to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") dated April 30, 2020, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE TARGET FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on November 19, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the reorganization of the Touchstone Dynamic Diversified Income Fund, a series of the Trust, into the Touchstone Credit Opportunities II Fund (the "Acquiring Fund" and together with the Target Fund, the "Funds"), a series of Touchstone Funds Group Trust (the "Reorganization").

In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that the Reorganization was advisable to, among other reasons, provide potential efficiencies and economies of scale for the Funds. A special meeting of shareholders of the Target Fund is expected to be held on or about May 20, 2021 (the "Special Meeting"), at which shareholders of the Target Fund will be asked to vote on the proposal to approve the Reorganization. The Reorganization is expected to be tax-free for U.S. federal income tax purposes.

Under the terms of the Agreement and Plan of Reorganization (the “Plan”), the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. The corresponding shares of the Acquiring Fund would then be distributed to the Target Fund's shareholders, and the Target Fund would be terminated.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Fund.

A proxy statement/prospectus containing more information regarding the Reorganization will be mailed to Target Fund shareholders prior to the Special Meeting. If the Reorganization is approved at the Special Meeting and subject to additional conditions required by the Plan, the Reorganization is expected to be completed on or about June 4, 2021. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganizations will be borne by Touchstone.

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Change to the Acquiring Fund

At the same Board meeting, the Board approved a name change for the Acquiring Fund from Touchstone Credit Opportunities II Fund to Touchstone Credit Opportunities Fund. This change will be effective January 1, 2021. This change will not impact the Acquiring Fund’s investment goal, investment strategy or investment process.

More About the Funds

Both Funds seek income as part of their investment goals. The Target Fund seeks to provide investors with current income. The Acquiring Fund seeks absolute total return, primarily from income and capital appreciation. The principal investment strategies for the Funds are similar, although they do differ in certain respects. The Target Fund is a “fund-of-funds” that invests in a diversified portfolio of fixed-income and equity-income oriented underlying funds, while the Acquiring Fund is a non-diversified fund and invests in a wide array of debt securities. The Target Fund is sub-advised by Wilshire Associates Incorporated, while the Acquiring Fund is sub-advised by Ares Capital Management II, LLC.

For more information about the Acquiring Fund, see its prospectus and SAI dated January 30, 2020, as supplemented from time to time. You can obtain a copy of the prospectus or SAI by visiting the website at TouchstoneInvestments.com, by calling 1.800.543.0407, or by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Funds, or to receive a free copy of the proxy statement/prospectus, once it is available, please contact your financial advisor or Touchstone at 800.543.0407. The proxy statement/prospectus will contain important information about Fund goals, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before voting on the Reorganization.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TBAAX-S2-2011